North Star Bond Fund

Class I Shares (Symbol: NSBDX)

(the “Fund”)

Supplement dated February 3, 2015

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated December 17, 2014

The following supersedes any contrary information contained in each Fund’s current Prospectus and SAI.

At their January 2021, 2015 meeting, the Audit Committee and the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), of which the Fund is a series, approved McGladrey LLP as the new Independent Registered Public Accountant for the Fund, replacing Tait, Weller & Baker LLP. Effective, January 30, 2015, Tait, Weller & Baker LLP resigned as the Fund’s Independent Registered Public Accountant.

Accordingly, effective immediately, all references to Tait, Weller & Baker LLP in the Fund’s Prospectus and SAI are hereby removed and replaced with McGladrey LLP, 555 17th Street, Suite 1000, Denver, CO 80202.

As the Fund had only recently commenced operations as of the date of this change, it had not yet been audited.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 17, 2014, which provide information that you should know about each Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-580-0900.